Concierge Technologies, Inc. Announces Uplist to NYSE American Exchange

and Corporate Name Change to “The Marygold Companies, Inc.”

Trading on NYSE American Expected to be Effective on or about March 10, 2022,

Under symbol “MGLD”

San Clemente, CA --(March 7, 2022) – Concierge Technologies, Inc. (OTC Pink: CNCG) (the “Company”), a diversified global holding firm, announced today that, subject to meeting all requirements at the time of listing, the Company has been approved to uplist to the NYSE American, LLC (“NYSE American”) in conjunction with an underwritten public offering of the Company’s common stock effective, March 10, 2022.

Simultaneous with the uplist, the Company is also changing its corporate name to “The Marygold Companies, Inc.” The ticker for the Company’s common stock will change from “CNCG” to “MGLD,” and the common stock is expected to commence trading on a post name change basis under CUSIP 57403M 104 at the opening of trading on March 10, 2022. Trading on the OTC Pink will cease concurrent with the NYSE American listing.

“Our new corporate name reflects the Company’s growth and evolution since its formation as a global holding firm in 2015, along with its current strategic direction and vision,” said Nicholas Gerber, Chief Executive Officer. “Our long-term objective for Marygold remains the same, namely, continuing on our successful path to build a diverse, profitable and stable business that provides value for our shareholders.”

“Financial services represent the Company’s largest sector today,” said Gerber. “Our new corporate name depicts our newest fintech subsidiary, formed in 2019, Marygold & Co., that is completing the development of a proprietary fintech mobile banking app for sending, receiving, spending and saving securely through mobile devices. The app is in its final testing phase prior to launch and wide-scale marketing.”

On the effective date of the uplist, the Company’s website URL will change to www.themarygoldcompanies.com. The new website will contain required regulatory disclosures as well as market-related updates reflecting the Company’s subsidiary operations.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities of any entity.

About Concierge Technologies, Inc.

Concierge Technologies, Inc., originally founded in 1996, was repositioned as a global holding firm in 2015, and currently has operating subsidiaries in financial services, food manufacturing, printing, security systems and beauty products. Offices and manufacturing operations are in the U.S., New Zealand, U.K., and Canada. For more information, visit www.conciergetechnologies.net and www.themarygoldcompanies.com.

Forward-Looking Statement

This press release includes “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” `forecast,” “anticipate,” “intend,” “plan,” “may” “will,” “could,” “should” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation inability to close an underwritten public offering in a timely manner and the risks disclosed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 22, 2021 and in the Company’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release.

Contact Information:

Media and Investors:

Roger S. Pondel

PondelWilkinson Inc.

310-279-5980

rpondel@pondel.com

Contact the Company:

Nicholas Gerber, CEO

949-429-5370

ngerber@themarygoldcompanies.com